                                                                       EXHIBIT 5

                 AMENDMENT AND JOINDER TO STOCK PLEDGE AGREEMENT

       This Amendment and Joinder Agreement (the "AMENDMENT") to that certain the Stock Pledge Agreement (the "STOCK PLEDGE AGREEMENT") entered into as of April 18, 2000 by and among Balanced Care Corporation, a Delaware corporation ("BCC"), the other parties listed in Schedule "1" attached hereto, all of which are Delaware corporations and are wholly-owned subsidiaries of BCC (collectively referred to herein as "SUBSIDIARIES", and together with BCC, collectively the "PLEDGOR"), the parties listed on Schedule "2" attached hereto, all of which are Delaware corporations (individually, a "COMPANY" and collectively, the "COMPANIES"), FRR Investments Limited, a Cayman Islands corporation ("FRR"), and IPC Advisors S.A.R.L., a Luxembourg corporation ("IPC"), is entered into as of this 6th day of November, 2000 by and among the Pledgor, the Companies, FRR, IPC, HR Investments Limited, a Cayman Islands corporation ("HR"), RH Investments Limited, a Cayman Islands corporation ("RH") and VXM Investments Limited, a Cayman Islands corporation ("VXM") (FRR, IPC, HR, RH and VXM are collectively referred to as the "SECURED PARTY").

       WITNESSETH:

       WHEREAS BCC is issuing certain Promissory Notes (the "PROMISSORY NOTES") dated November 6, 2000 in favour of HR, RH and VXM in the original principal amounts of $2,166,666.67, $2,166,666.67 and $2,166,666.66 respectively, evidencing an aggregate loan (the "LOAN") to BCC by HR, RH and VXM of $6,500,000, the proceeds of which have been advanced to BCC;

       AND WHEREAS Pledgor, being all of the shareholders of the Companies, have received a direct benefit from the consummation of the transactions evidenced by the Promissory Notes;

       AND WHEREAS it is a condition precedent to the willingness of the Secured Party to provide the Loan that Pledgor execute and deliver this Amendment in favour of the Secured Party;

       NOW THEREFORE, the parties hereby agree as follows:

1.     INCORPORATION OF RECITALS; DEFINITIONS.

       The recitals set forth above are incorporated herein by reference and are made a part hereof to the same extent as if such recitals were set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stock Pledge Agreement.

2.     EQUITY PLEDGE.

       Section 1 of the Stock Pledge Agreement is hereby amended and restated in its entirety as follows:

       "Pledgor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, sets over and confirms unto Secured Party, its successors and


                                                             Page 42 of 60 Pages
       assigns, all of Pledgor's right, title and interest in and to all Equity Interests owned by Pledgor (collectively, the "PLEDGED INTERESTS"), and delivers to FRR, as agent for itself, IPC, HR Investments Limited ("HR"), RH Investments Limited ("RH") and VXM Investments Limited ("VXM"), the certificates representing or evidencing the Pledged Interests on the date hereof, which certificates are listed on Schedule 3 attached hereto (collectively, the "CERTIFICATES"), with equity powers attached duly endorsed in blank by each Pledgor, receipt of which is acknowledged by FRR, as agent for itself, IPC, HR, RH and VXM, as security for: (a) Pledgor's complete payment and performance of Pledgor's obligations under the promissory notes dated November 6, 2000 in favour of HR, RH and VXM, respectively, in the original principal amounts of $2,166,666.67, $2,166,666.67 and $2,166,666.66 and the Indemnification Agreement and,
       (b) all other past, present and future obligations of Pledgor to any Secured Party which the Secured Party makes subject to this Agreement in its sole discretion (collectively, the "SECURED OBLIGATIONS"). Upon the payment and satisfaction in full of the Secured Obligations, this Agreement and the security interests granted hereby in the Pledged Interests shall be released (with FRR, as agent for itself, IPC, HR, RH and VXM returning all certificates evidencing Pledged Interests and the Secured Party taking such other action as Pledgor may reasonably request to release the security interests granted hereby)."

3.     JOINDER.

       By executing and delivering this Amendment, each of HR, RH and VXM hereby becomes a party to the Stock Pledge Agreement, as amended hereby, and each party hereto acknowledges and agrees that each of HR, RH and VXM shall be considered for all purposes of the Stock Pledge Agreement to be a Secured Party and shall be entitled to the rights and privileges of the Secured Party and that each of HR, RH and VXM is bound by all of the provisions of the Stock Pledge Agreement, as amended, hereby applicable to the Secured Party thereunder.

4.     MISCELLANEOUS.

   (a) Wherever it is stated in the Stock Pledge Agreement that FRR acts as agent for itself and IPC, this phrase is amended to read as follows:
       "FRR, as agent for itself, IPC, HR, RH and VXM".

   (b) Except as expressly amended or modified by this Amendment, the terms and condition of the Stock Pledge Agreement shall remain in full force and effect.

   (c) This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument.

   (d) This Amendment may be amended only by a writing signed by all of the parties hereto.


                                                             Page 43 of 60 Pages

       IN WITNESS WHEREOF, Pledgor, each Company and Secured Party have caused this Amendment to be duly executed and delivered under hand and seal, all as of the day and year first above written.










                                                             Page 44 of 60 Pages

                                    PLEDGOR:

                                    BALANCED CARE CORPORATION


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Senior Vice President and
                                               Legal Counsel

                                    BALANCED CARE REALTY I, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY II, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY III, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY IV, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary



                                                             Page 45 of 60 Pages

                                    BALANCED CARE REALTY V, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary


                                    BALANCED CARE REALTY VI, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary


                                    BALANCED CARE REALTY VII, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY VIII, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary


                                    BALANCED CARE REALTY IX, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary


                                    BALANCED CARE REALTY X, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary



                                                             Page 46 of 60 Pages

                                    BALANCED CARE REALTY XI, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XII, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XIII, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XIV, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XV, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary


                                                             Page 47 of 60 Pages

                                    BALANCED CARE REALTY XVI, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XVII, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XVIII, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name : Robin L. Barber
                                        Title:  Vice President and Secretary

                                    BALANCED CARE REALTY XIX, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name : Robin L. Barber
                                        Title:  Vice President and Secretary


                                    BALANCED CARE REALTY XX, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary


                                    BALANCED CARE REALTY XXI, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary



                                                             Page 48 of 60 Pages

                                    BALANCED CARE REALTY XXII, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXIII, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXIV, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXV, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXVI, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary



                                                          Page 49 of 60 Pages

                                    BALANCED CARE REALTY XXVII, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXVIII, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXIX, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXX, INC.

                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXXI, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary



                                                             Page 50 of 60 Pages

                                    BALANCED CARE REALTY XXXII, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXXIII, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXXIV, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXXV, INC.

                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXXVI, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary




                                                             Page 51 of 60 Pages

                                    BALANCED CARE REALTY XXXVII, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXXVIII, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY XXXIX, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name:  Robin L. Barber
                                        Title: Vice President and Secretary


                                    COMPANIES:

                                    BALANCED CARE REALTY AT ALTOONA, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY AT BERWICK, INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary




                                                             Page 52 of 60 Pages

                                    BALANCED CARE REALTY AT LEWISTOWN,
                                    INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary



                                    BALANCED CARE REALTY AT MANSFIELD, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY AT MARTINSBURG,
                                    INC.


                                    By:    /s/ Robin L. Barber
                                       --------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY AT MAUMELLE,
                                    INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary


                                    BALANCED CARE REALTY AT MOUNTAIN
                                    HOME, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary



                                                             Page 53 of 60 Pages

                                    BALANCED CARE REALTY AT PECKVILLE,
                                    INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary



                                    BALANCED CARE REALTY AT READING, INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY AT SCRANTON,
                                    INC.


                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary

                                    BALANCED CARE REALTY AT SHERWOOD,
                                    INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary


                                    BALANCED CARE REALTY AT STATE
                                    COLLEGE, INC.

                                    By:    /s/ Robin L. Barber
                                        -------------------------------------
                                        Name: Robin L. Barber
                                        Title: Vice President and Secretary




                                                             Page 54 of 60 Pages

                                    SECURED PARTY:


                                    FRR INVESTMENTS LIMITED


                                    By:    /s/ J. B. Unsworth
                                        -------------------------------------
                                        Name: J. B. Unsworth
                                        Title: Director



                                    IPC ADVISORS S.A.R.L.


                                    By:    /s/ J. B. Unsworth
                                        -------------------------------------
                                        Name: J. B. Unsworth
                                        Title: Manager

                                    HR INVESTMENTS LIMITED


                                    By:    /s/ J. B. Unsworth
                                        -------------------------------------
                                        Name: J. B. Unsworth
                                        Title: Director

                                    RH INVESTMENTS LIMITED


                                    By:    /s/ J. B. Unsworth
                                        -------------------------------------
                                        Name: J. B. Unsworth
                                        Title: Director


                                    VXM INVESTMENTS LIMITED


                                    By:    /s/ J. B. Unsworth
                                        -------------------------------------
                                        Name: J. B. Unsworth
                                        Title: Director



                                                             Page 55 of 60 Pages

       The undersigned, Heller Healthcare Finance, Inc., hereby consents to the foregoing Amendment.


                                    HELLER HEALTHCARE FINANCE, INC.


                                    BY: /s/ David G. Moore
                                        -------------------------------------
                                        Name: David G. Moore
                                        Title: Senior Vice President






                                                             Page 56 of 60 Pages

                                   SCHEDULE 1

                                  SUBSIDIARIES




1.     Balanced Care Realty I, Inc.

2.     Balanced Care Realty II, Inc.

3.     Balanced Care Realty III, Inc.

4.     Balanced Care Realty IV, Inc.

5.     Balanced Care Realty V, Inc.

6.     Balanced Care Realty VI, Inc.

7.     Balanced Care Realty VII, Inc.

8.     Balanced Care Realty VIII, Inc.

9.     Balanced Care Realty IX, Inc.

10.    Balanced Care Realty X, Inc.

11.    Balanced Care Realty XI, Inc.

12.    Balanced Care Realty XII, Inc.

13.    Balanced Care Realty XIII, Inc.

14.    Balanced Care Realty XIV, Inc.

15.    Balanced Care Realty XV, Inc.

16.    Balanced Care Realty XVI, Inc.

17.    Balanced Care Realty XVII, Inc.

18.    Balanced Care Realty XVIII, Inc.

19.    Balanced Care Realty XIX, Inc.

20.    Balanced Care Realty XX, Inc.

21.    Balanced Care Realty XXI, Inc.

22.    Balanced Care Realty XXII, Inc.

23.    Balanced Care Realty XXIII, Inc.

24.    Balanced Care Realty XXIV, Inc.

25.    Balanced Care Realty XXV, Inc.

26.    Balanced Care Realty XXVI, Inc.

27.    Balanced Care Realty XXVII, Inc.

28.    Balanced Care Realty XXVIII, Inc.

29.    Balanced Care Realty XXXI, Inc.




                                                             Page 57 of 60 Pages

30.    Balanced Care Realty XXX, Inc.

31.    Balanced Care Really XXXI, Inc.

32.    Balanced Care Realty XXXII, Inc.

33.    Balanced Care Realty XXXIII, Inc.

34.    Balanced Care Realty XXXIV, Inc.

35.    Balanced Care Realty XXXV, Inc.

36.    Balanced Care Realty XXXVI, Inc.

37.    Balanced Care Realty XXXVII, Inc.

38.    Balanced Care Realty XXXVIII, Inc.

39.    Balanced Care Realty XXXIX, Inc.



                                                             Page 58 of 60 Pages

                                   SCHEDULE 2

                                    COMPANIES




1.     Balanced Care Realty at Altoona, Inc.

2.     Balanced Care Realty at Berwick, Inc.

3.     Balanced Care Realty at Lewistown, Inc.

4.     Balanced Care Realty at Mansfield, Inc.

5.     Balanced Care Realty at Martinsburg, Inc.

6.     Balanced Care Realty at Maumelle, Inc.

7.     Balanced Care Realty at Mountain Home, Inc.

8.     Balanced Care Realty at Peckville, Inc.

9.     Balanced Care Realty at Reading, Inc.

10.    Balanced Care Realty at Scranton, Inc.

11.    Balanced Care Realty at Sherwood, Inc.

12.    Balanced Care Realty at State College, Inc.




                                                             Page 59 of 60 Pages

                                   SCHEDULE 3

                                  CERTIFICATES
















                                                             Page 60 of 60 Pages